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                                                                Exhibit 10(o)(2)

                                 FIRST AMENDMENT
                                     TO THE
                             HUNTINGTON SUPPLEMENTAL
                  STOCK PURCHASE AND TAX SAVINGS PLAN AND TRUST


         Pursuant to the authority granted under Section 8.1 of the Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust (the "Plan"), Huntington Bancshares Incorporated hereby amends the Plan as follows effective as stated herein.

         Effective January 1, 1998:

         1. Section 1.2 of the Plan is hereby deleted in its entirety and substituted in lieu and in place thereof is the following new
                  Section 1.2.

                           "SECTION 1.2. PURPOSE OF THE PLAN. The purpose of this Plan is to provide a supplemental savings program for Eligible Employees of Huntington Bancshares Incorporated and its related companies who are unable to make important contributions to the Huntington Stock Purchase and Tax Savings Plan because the Employees have made the maximum elective deferrals under Internal Revenue Code Section 402(g) or the maximum elective contributions under the terms of the Huntington Stock Purchase and Tax Savings Plan."

         2. Section 2.3 of the Plan is hereby deleted in its entirety and substituted in lieu and in place thereof is the following new
                  Section 2.3:

                           "SECTION 2.3 ELIGIBLE EMPLOYEE shall mean, for any Plan year, a person employed by an Employer who is a Participant in the Qualified Plan and who is determined by the Compensation and Stock Option Committee of the Company's Board of Directors to be a member of a select group of management or highly compensated employees and who is designated by the Compensation and Stock Option Committee of the Company's Board of Directors to be an Eligible Employee under the Plan. Any Employee who was a Participant on November 19, 1997, is not an Eligible Employee unless nominated by the Compensation and Stock Option Committee of the Company's Board of Directors. The accounts of such former Eligible Employees shall remain in the Plan and be administered in accordance with the Plan.

                           Prior to the beginning of the Plan year for which their participation shall be effective, the Company shall notify those individuals, if any,


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                           who will (for the first time) become Eligible
                           Employees effective as of the first day of the Plan Year following their election by the Compensation and Stock Option Committee of the Company's Board of Directors. Once the Compensation and Stock Option Committee of the Company's Board of Directors determines that an individual is an Eligible Employee, that person shall remain an Eligible Employee for all following Plan Years unless or until the Compensation and Stock Option Committee of the Company's Board of Directors determines that he is no longer an Eligible Employee, in which case the person's participation in the Plan shall cease effective as of the first day of the Plan Year following his removal."

         3. Section 2.9 of the Plan is hereby deleted in its entirety and substituted in lieu and in place thereof is the following new
                  Section 2.9:

                           "SECTION 2.9 SUPPLEMENTAL PRE-TAX CONTRIBUTIONS shall mean the contributions made by a Participant pursuant to Section 3.1. The Trustee shall hold the Supplemental Pre-Tax Contributions of each Participant in a Supplemental Account."

         4. Section 3.1 of the Plan is hereby deleted in its entirety and substituted in lieu and in place thereof is the following new
                  Section 3.1:

                           "SECTION 3.1 SUPPLEMENTAL PRE-TAX CONTRIBUTIONS. Each Eligible Employee may elect to have all or any portion of the Pre-Tax Contributions (matched or unmatched) that he elected to defer under the Qualified Plan, but which cannot be allocated to his Pre-Tax Contribution account under such plan for the Plan Year because the Employee has made the maximum elective deferrals under Internal Revenue Code
                           Section 402(g) or the maximum elective contributions under the terms of the Qualified Plan, allocated to his Supplemental Account under this Plan.

                           An election pursuant to this section must be made prior to the calendar year in which the Compensation to which such election applies is earned; except as to the year in which an employee first becomes an Eligible Employee. With respect to the year in which an employee first becomes an Eligible Employee, the election must be made prior to the pay period in which Compensation subject to an election is earned. For purposes of the 1998 Plan Year only, and in conjunction with the amendment and restatement of the Qualified Plan effective as if April 1, 1998, all Eligible Employees shall include in their election for the 1998 Plan Year, the percentage of pre-April

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                           1, 1998 and post-April 1, 1998 contribution
                           deferrals. An election shall remain in full force and effect for subsequent calendar years unless revoked or modified by written instrument delivered to the Plan Administrator prior to the first day of the calendar year for which such revocation is to be effective.

                           Supplemental Pre-Tax Contributions shall be paid to the Trustee by the Employer within a reasonable time after the payroll period with respect to which the reduction in an Employee's Compensation pertains, but in no event later than the end of the succeeding month."

         Effective April 1, 1998:

         5. Section 2.12 is hereby deleted in its entirety and substituted in lieu and in place there of is the following new Section 2.12:

                           "SECTION 2.12. VALUATION DATE shall mean each business day of the Plan Year that the New York Stock Exchange is open for trading or such other date or dates deemed necessary or appropriate by the Administrator."

         6. Section 3.2 of the Plan is hereby deleted in its entirety and substituted in lieu and in place thereof is the following new
                  Section 3.2:

                           "SECTION 3.2 SUPPLEMENTAL MATCHING CONTRIBUTIONS. The Employer shall make Supplemental Matching Contributions to the Plan equal to one hundred percent (100%) of the Supplemental Pre-Tax Contributions made by a Participant pursuant to
                           Section 3.01 of the Plan. Provided, however, such Supplemental Matching Contribution shall not be made on elective deferrals which exceed three percent (3%) of the Participant's Compensation.

                           The Employer shall make additional Supplemental Matching Contributions to the Plan equal to fifty percent (50%) of the Supplemental Matching Contributions made by a Participant pursuant to
                           Section 3.1 to the extent that such elective deferrals exceed three percent (3%) but do not exceed five percent (5%) of the Participant's Compensation.

                           Such Supplemental Matching Contributions shall be fully vested and nonforfeitable at all times.


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                           Supplemental Matching Contributions may be made by
                           the Employer concurrently with payments to the Trustee of the Participant's Supplemental Pre-Tax Contributions under Section 3.1, provided, however, such Supplemental Matching Contributions shall be made no later than the time prescribed by law for filing the Employer's Federal income tax return (including extensions) for the taxable year with respect to which the Supplemental Matching Contributions are made. Supplemental Matching Contributions may be made in the form of cash or Common Stock, or a combination thereof."

         Effective December 1, 1997:

         7. Section 7.2 of the Plan is hereby deleted in its entirety and substituted in lieu and in place thereof is the following new
                  Section 7.2:

                           "SECTION 7.2 GENERAL POWERS OF ADMINISTRATION. All provisions set forth in the Qualified Plan with respect to the administrative powers and duties of Huntington Bancshares Incorporated, when relevant, including the appointment of a Plan Administrative Committee to act as the agent of the Company in performing these duties, shall apply to this Plan. The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by Huntington Bancshares Incorporated with respect to the Plan. The Trustee is specifically authorized to adopt unit accounting so that the administration of this Plan can be done on the basis of daily valuations."

         8. In all other respects, the provisions of the Plan shall remain in full force and effect.


                                       HUNTINGTON BANCSHARES INCORPORATED
                                       (COMPANY)



Date:  November 19, 1997               By:    /s/ Brenda K. Warne
                                             ----------------------------------

                                       Its:   Vice President
                                             ----------------------------------



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                                       THE HUNTINGTON NATIONAL BANK
                                       (TRUSTEE)



Date: November 19, 1997                By:     /s/ Norman Jacobs
                                             ----------------------------------

                                       Its:    President, Trust Division
                                             ----------------------------------





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